Income Taxes	6 Months Ended
Jul. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes
The domestic and foreign components of loss before provision for income taxes consisted of the following (in thousands):

	Year Ended January 31,
	2016	2017
Domestic	$(204,713)	$(187,905)
Foreign	2,680	2,775
Net loss before income taxes	$(202,033)	$(185,130)

The components of provision for income taxes are as follows (in thousands):

	Year Ended January 31,
	2016	2017
Current:
Federal	$—	$—
State	(177)	(140)
Foreign	(940)	(2,011)
Total current tax expense	(1,117)	(2,151)
Deferred:
Federal	—	(108)
State	—	—
Foreign	7	72
Total deferred tax expense	7	(36)
Total provision for income taxes	$(1,110)	$(2,187)

Our effective tax rate substantially differed from the federal statutory tax rate of 34% primarily due to the change in the valuation allowance for our deferred tax assets. A reconciliation of income taxes at the statutory federal income tax rate to the provision for income taxes included in the consolidated statements of operations is as follows (in thousands):

	Year Ended January 31,
	2016	2017
U.S. federal statutory income tax at 34%	$68,691	$62,944
Research tax credits	1,605	2,235
Stock-based compensation	(11,060)	(4,340)
Change in valuation allowance	(60,318)	(54,823)
Donation of common stock to the Cloudera Foundation	—	(7,335)
Other	(28)	(868)
Provision for income taxes	$(1,110)	$(2,187)

The deferred tax assets and liabilities were as follows (in thousands):

	As of January 31,
	2016	2017
Deferred tax assets:
Accruals and reserves	$9,076	$12,282
Deferred revenue	19,978	26,509
Net operating loss carryforward	124,302	165,873
Research and development credits and other credits	7,718	12,009
Stock-based compensation	7,308	9,923
Gross deferred tax assets	168,382	226,596
Less valuation allowance	(165,536)	(225,495)
Total deferred tax assets	2,846	1,101
Deferred tax liabilities:
Depreciation and amortization	(2,689)	(872)
Gross deferred tax liabilities	(2,689)	(872)
Net deferred tax assets	$157	$229

We have not recorded a provision for deferred United States tax expense related to $3.1 million and $4.8 million of our undistributed earnings of our foreign subsidiaries as of January 31, 2016 and 2017, respectively, because these earnings are intended to be permanently reinvested in operations outside of the United States. We have determined the unrecognized deferred tax liabilities associated with these earnings are not material.
A valuation allowance is provided when it is more likely than not that the deferred tax assets will not be realized. We have established a valuation allowance to offset net deferred tax assets at January 31, 2016 and 2017 due to the uncertainty of realizing future tax benefits from our net operating loss carryforwards and other deferred tax assets. The net change in the total valuation allowance for the years ended January 31, 2016 and 2017 was an increase of approximately $66.6 million and $60.0 million, respectively.
At January 31, 2017, we have federal, California and other state net operating loss carryforwards of approximately $586.2 million, $188.4 million and $179.0 million, respectively, expiring beginning fiscal 2029, for federal and California purposes and fiscal 2019 for other states’ purposes.
The excess tax benefits associated with stock option exercises are recorded directly to stockholders’ equity only when such benefits are realized following the tax law ordering approach. As a result, the excess tax benefits included in net operating loss carryforwards but not reflected in deferred tax assets for fiscal 2017 are $53.5 million. The excess tax benefit associated with stock option exercises will only be recorded to equity when they reduce cash taxes payable.
At January 31, 2017, we have federal and state research credit carryforwards of approximately $11.6 million and $10.6 million, respectively, expiring beginning in calendar year 2029 for federal purposes. The state credits can be carried forward indefinitely.
Federal and state tax laws may impose substantial restrictions on the utilization of the net operating loss and credit carryforward attributes in the event of an ownership change as defined in Section 382 of the Internal Revenue Code. Accordingly, our ability to utilize these carryforwards may be limited as a result of such one or more ownership changes. Such a limitation could result in the expiration of carryforwards before they are utilized. The company has performed an analysis to determine whether an ownership change has occurred since inception. The analysis identified two historical ownership changes, however the limitations did not result in a material restriction on the use of our carryforwards. In the event we experience any subsequent changes in ownership, the availability of our carryforwards in any taxable year could change.
For benefits to be recorded, a tax position must be more likely than not to be sustained upon examination. The amount recognized is measured as the largest amount of benefit that is greater than 50% likely of being realized upon settlement. The following table reflects the changes in the gross unrecognized tax benefits (in thousands):

	Year Ended January 31,
	2016	2017
Balance as of beginning of year	$4,200	$6,500
Tax positions taken in current period
Gross increases	2,300	3,100
Balance as of end of year	$6,500	$9,600

We recognize interest and penalties related to income tax matters in the provision for income taxes. As of January 31, 2017, we had no accrued interest and penalties related to uncertain tax positions. We are subject to taxes in the United States and other foreign jurisdictions. In the normal course of business, we are subject to examination by various federal, state and local taxing authorities. We are not currently under audit by the Internal Revenue Service or any other tax authority. All tax years remain open to examination by major taxing jurisdictions in which we file returns.
Our quarterly income taxes reflect an estimate of our corresponding year’s annual effective tax rate and include, when applicable, adjustments for discrete items. For the six months ended July 31, 2017, our tax provision was $1.5 million, compared to $1.0 million for the same period a year ago. The tax provision for the six months ended July 31, 2017 primarily relates to income taxes of our non-U.S. operations as our U.S. operations were in a loss position and we maintain a full valuation allowance against our U.S. deferred tax assets.